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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported): January 31, 2006

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES ATT-1)
             (Exact name of registrant as specified in its charter)

        DELAWARE               001-16507                    13-3891329
    (State or other          (Commission                (I. R. S. Employer
    jurisdiction  of          File Number)              Identification No.)
     incorporation)

 WORLD FINANCIAL CENTER,                                       10080
   NEW YORK,  NEW YORK                                      (Zip Code)
  (Address of principal
   executive offices)

                           --------------------------
       Registrant's telephone number, including area code: (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                      INFORMATION TO BE INCLUDED IN REPORT

SECTION 1.    REGISTRANT'S BUSINESS AND OPERATIONS

              Not applicable.

SECTION 2.    FINANCIAL INFORMATION

              Not applicable.

SECTION 3.    SECURITIES AND TRADING MARKETS

              Not applicable.

SECTION 4.    MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

              Not applicable.

SECTION 5.    CORPORATE GOVERNANCE AND MANAGEMENT

              Not applicable.

SECTION 6.    ASSET-BACKED SECURITIES

              Not applicable.

SECTION 7.    REGULATION FD

              Not Applicable.

SECTION 8.    OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

                                    On January 4, 2006, AT&T Corp. (the
                           "Underlying Securities Issuer") filed a Form 15 with the U.S. Securities and Exchange Commission with respect to its common stock and five series of its notes, including the 6.5% notes due 2029 which represent all of the underlying securities (the "Underlying Securities") of PreferredPLUS Trust Certificates Series ATT-1 (the "Trust Certificates"). As a result, the Underlying Securities Issuer ceased to be required to file periodic reports under the U.S. Securities Exchange Act of 1934, as amended (the "Termination Event").

                                    On January 23, 2006, a Notice of Termination
                           (as updated on January 6, 2006) was given pursuant to which the Trustee gave notice to the holders of the Trust Certificates and the holders of call warrants relating to the Trust Certificates that the PreferredPLUS Trust Series ATT-1 (the "Trust") would distribute the Underlying Securities on a pro rata basis and terminate the Trust on February 2, 2006 unless the holders of the call warrants elected to exercise their right to call the Trust Certificates prior to such date.

                                    On January 24, 2006, all of the outstanding
                           call warrants relating to the Trust Certificates were exercised at an exercise price (the "Exercise Price") of US$26.40 per Trust Certificate plus accrued and unpaid distributions to January 31, 2006 (the "Exercise Date"). On January 31, 2006 the Exercise Price was distributed to the holders of Trust Certificates called pursuant to the exercise of the call warrants.

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                                    In addition, following the distribution of
                           the Exercise Price and the consummation of the exercise of the call warrants, the Underlying Securities were distributed on January 31, 2006 to the holders of the Trust Certificates pursuant to
                           Section 3.04(i) of the Standard Terms for Trust Agreements, dated as of February 20, 1998 between Merrill Lynch Depositor, Inc. (the "Depositor") and The Bank of New York, as successor Trustee (the "Trustee"), and Section 13 of the Series Supplement (the "Series Supplement") dated as of May 23, 2001 between the Depositor and the Trustee, and in accordance with the definition of Distribution Election under the Series Supplement.

                                    For information with respect to the
                           underlying securities held by PreferredPLUS Trust Series ATT-1, please refer to AT&T Corp.'s (Commission file number 001-01105 ) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

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                                    Although we have no reason to believe the
                           information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

  ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

        (a)   Financial statements of business acquired.

              Not Applicable.

        (b)   Pro forma financial information.

              Not Applicable.

        (c)   Shell company transactions.

              Not applicable

        (d)   Exhibits.

              99.1 Trustee's report in respect of the January 31, 2006 distribution to holders of the PreferredPLUS Trust Certificates Series ATT-1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MERRILL LYNCH DEPOSITOR, INC.

Date: February 14, 2006               By: /s/ Stephan Kuppenheimer
                                          ------------------------------
                                      Name:  Stephan Kuppenheimer
                                      Title: President





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                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the January 31, 2006 distribution to holders of the PreferredPLUS Trust Certificates Series ATT-1.